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                                                                    EXHIBIT 23.2
                                                                    ------------


                      CONSENT OF INDEPENDENT ACCOUNTANTS


     We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report with respect to the consolidated financial statements of Nuance Communications, Inc. included in the Final Prospectus, filed with the Securities and Exchange Commission on April 12, 2000.



/s/ Arthur Andersen LLP

San Jose, California
June 2, 2000